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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data", "Selected Consolidated Financial Data", and "Experts" and to the use of our report dated February 19, 1999, in the Amendment No. 3 to Registration Statement (Form S-1 No. 333-69879) and related Prospectus of CompuCredit Corporation dated March 24, 1999.


                                          /s/ ERNST & YOUNG LLP


Atlanta, Georgia
March 18, 1999